UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2025
JAMF HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39399	82-3031543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Washington Ave S, Suite 900 Minneapolis, MN		55401
(Address of principal executive offices)		(Zip Code)
(612) 605-6625
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	JAMF	The NASDAQ Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On March 3, 2025, Jamf Holding Corp., a Delaware corporation (“Jamf”), entered into a Unit Purchase Agreement (the “Purchase Agreement”), by and among Jamf, JAMF Software, LLC (the “Buyer”), a Minnesota limited liability company and wholly-owned subsidiary of Jamf, the members of Identity Automation Systems, LLC, a Delaware limited liability company (“Identity Automation”), set forth in the Purchase Agreement (the “Sellers”), and Spotlight Equity Partners, LLC, a Delaware limited liability company, solely in its capacity as the representative of the Sellers, pursuant to which, among other things, the Sellers will sell all the issued and outstanding membership interests of Identity Automation to Buyer (the “Transaction”).

Subject to the terms and conditions of the Purchase Agreement, upon the consummation of the Transaction, the Buyer will acquire all of the of issued and outstanding membership interests of Identity Automation for $215.0 million in cash, subject to certain customary purchase price adjustments as set forth in the Purchase Agreement (the “Purchase Price”), provided that $40.0 million of the Purchase Price will be payable on October 1, 2025. In addition, Jamf agreed to provide an aggregate of at least $10.0 million of Jamf restricted stock units to continuing Identity Automation employees following consummation of the Transaction.

The Buyer, Jamf and the Sellers each made customary representations, warranties and covenants in the Purchase Agreement, including covenants from Identity Automation to conduct its business in the ordinary course and not to take certain actions during the period between the signing of the Purchase Agreement and the closing of the Transaction. Additionally, upon consummation of the Transaction, an aggregate of $1.0 million of the Purchase Price will be subject to escrow in accordance with the terms and conditions of the Purchase Agreement following the consummation of the Transaction to fund potential payment obligations of the Sellers with respect to post-closing adjustments to the Purchase Price. Jamf has obtained representation and warranty insurance to cover, subject to certain limitations, losses resulting from potential breaches of the Sellers’ representations and warranties made in the Purchase Agreement.

Completion of the Transaction is subject to customary closing conditions, including expiration or termination of the applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Acts of 1976, as amended. Each party’s obligation to consummate the Transaction is also subject to the accuracy of the representations and warranties of the other parties (subject to certain exceptions) and the performance in all material respects of the other parties’ respective covenants under the Purchase Agreement. The Purchase Agreement contains certain customary termination rights for the Buyer and the Sellers, including the right to terminate if the Transaction is not consummated on or before May 30, 2025.

The representations, warranties and covenants contained in the Purchase Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (1) have been made only for purposes of the Purchase Agreement, (2) have been qualified by confidential disclosures made in confidential disclosure schedules delivered in connection with the Purchase Agreement, (3) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (4) were made only as of the date of the Purchase Agreement, the closing date of the Transaction or such other date as is specified in the Purchase Agreement, and (5) have been included in the Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Jamf’s public disclosures.

The foregoing description of the Transaction and the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement. A copy of the Purchase Agreement is attached hereto as Exhibit 2.1 hereto an incorporated by reference herein.
Item 8.01. Other Events.

On March 3, 2025, Jamf issued a press release in connection with the entry into the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements do not constitute guarantees of future performance. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from any future results expressed or implied by such forward-looking statements. Any statements that refer to expectations or other characterizations of future events or circumstances, such as the effect of the announcement of the acquisition on the ability of Jamf or Identity Automation to retain key personnel or maintain relationships with customers, vendors, developers, community members, and other business partners; risks that the acquisition disrupts current plans and operations; the ability of the parties to consummate the acquisition on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the acquisition; Jamf’s ability to successfully integrate Identity Automation’s operations; Jamf’s and Identity Automation’s ability to execute on the business strategies relating to the acquisition and realize expected benefits and synergies; Jamf’s ability to compete effectively, including in response to actions Jamf’s competitors may take following announcement of the acquisition; and the other risks described in Jamf’s filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in Jamf’s Annual Report on Form 10-K for the Year Ended December 31, 2024, and the other filings and reports Jamf makes with the Securities and Exchange Commission from time to time. You are cautioned not to place undue reliance on these forward-looking statements. Jamf assumes no obligation to update any forward-looking information contained in this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1
Unit Purchase Agreement, dated as of March 3, 2025, by and among Jamf Holding Corp., JAMF Software, LLC, the members of Identity Automation Systems, LLC set forth in Schedule 1.1 thereto, and Spotlight Equity Partners, LLC, solely in its capacity as Sellers Representative.

99.1	Press Release dated March 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMF HOLDING CORP.
Date: March 4, 2025	By:	/s/ Jeff Lendino
	Name:	Jeff Lendino
	Title:	Chief Legal Officer